UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to under §240.14a-12

Integral Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(3)
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Integral Technologies, Inc.
2605 Eastside Park Road, Suite 1
Evansville, Indiana  47715
(812) 550-1770

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF

TO BE HELD ON NOVEMBER 12, 2016

To the Stockholders of Integral Technologies, Inc.:

The Special meeting of Integral Technologies, Inc., a Nevada corporation (the “Company”), will be held on Saturday, November 12, 2016, at 10:00 a.m., Central Time, at the offices of Integral Technologies, Inc., 2605 Eastside Park Road, Suite 1, Evansville, Indiana  47715 for the following purposes:

1.	To amend our Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 150,000,000 to 250,000,000; and

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors of the Company has fixed October 24, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Company’s special meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the the Company’s special meeting. Only stockholders or their proxy holders and the Company’s guests may attend the meeting. A list of stockholders entitled to vote will be kept at the offices of Integral Technologies, Inc., 2605 Eastside Park Road, Suite 1, Evansville, Indiana  47715, for ten days before the meeting. At the close of business on the record date, the Company had 137,413,603 shares of common stock outstanding and entitled to vote.

Whether or not you expect to attend in person, we urge you to vote your shares over the Internet or by signing, dating, and returning a proxy card at your earliest convenience.

Voting over the Internet is fast and convenient, and your vote is immediately confirmed and tabulated. By using the Internet you help us reduce postage, printing and proxy tabulation costs.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE SPECIAL MEETING IN PERSON OR BY PROXY.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 12, 2016. The Proxy Statement is available at: http://ir.electriplast.com/all-sec-filings

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to stockholders. Registration and seating will begin at 9:00 a.m. Shares of common stock can be voted at the Special Meeting only if the holder is present in person or by valid proxy.

For admission to the Special Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting. If you do not plan on attending the meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By Order of the Board of Directors,

/s/ James Eagan James Eagan Chairman of the Board of Directors
Evansville, Indiana
October 25, 2016

Integral Technologies, Inc.
 2605 Eastside Park Road, Suite 1
 Evansville, Indiana  47715
 (812) 550-1770

PROXY STATEMENT

 General Information

This proxy statement is furnished to holders of common stock of Integral Technologies, Inc., a Nevada corporation (“we,” “us,” “our,” “Integral” or the “Company”), in connection with the solicitation of proxies by our board of directors for use at our   Special Meeting of Stockholders (the “Special Meeting”) to be held at 2605 Eastside Park Road, Suite 1, Evansville, Indiana 47715 at 10:00 a.m., Central Time, on November 12, 2016, and at any postponement or adjournment thereof. This proxy statement is being distributed or made available, as the case may be, to stockholders on or about October 26, 2016.

You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

Our board of directors is asking you to vote your shares by completing, signing and returning the accompanying proxy card. If you attend the Special Meeting in person, you may vote at the Special Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

ABOUT THE MEETING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Doug Bathauer, a Director and our Chief Executive Officer, as your proxy for the Special Meeting and you are authorizing Mr. Bathauer to vote your shares at the Special Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Special Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission, or “SEC ,” to give you when we ask you to sign a proxy card designating Mr. Bathauer as proxies to vote on your behalf.

What is in this proxy statement?

This proxy statement describes the proposals on which we would like you, as a stockholder, to vote at the Special Meeting. It gives you information on the proposals, as well as other information about us, so that you can make an informed decision.

At the Special Meeting, stockholders will act upon the following matters referred to in the attached notice of Special meeting and described in detail in this proxy statement:

(1)	the approval of the increase in the number of shares of common stock authorized for issuance under the Company’s Certificate of Incorporation from 150,000,000 to 250,000,000; and
(2)	the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on October 24 2016, the record date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. These shares include those (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some important distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record — If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., you are considered the stockholder of record with respect to these shares. As the stockholder of record, you have the right with respect to these shares to grant your voting proxy directly to us or to vote in person at the Special Meeting.

•
Beneficial Owner — If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner of these shares, you have the right to direct your broker or nominee on how to vote these shares and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Special Meeting and vote in person shares held in street name, please contact your broker or nominee so that you can receive a legal proxy to present at the Special Meeting.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at our transfer agent or with your broker, bank or other nominee. Please complete, sign and return all proxy cards to ensure that all your shares are voted. Unless you need multiple accounts for specific purposes, in the future it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address.

What constitutes a quorum?

Our bylaws provide that the presence, in person or by proxy, at the Special Meeting of the holders of a majority of outstanding shares of our common stock will constitute a quorum for the transaction of business. On the record date, there were [*] shares of our common stock issued and outstanding.

For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include so-called broker non-votes, as described in greater detail below, also will be counted as shares present for purposes of establishing a quorum.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the approval of the amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 150,000,000 to 250,000,000, is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the approval of the amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 150,000,000 to 250,000,000.

What are the voting rights of the holders of Integral common stock?

Each share of our common stock entitles the holder to one vote on all matters to come before the Special Meeting. The following voting rights are associated with respect to the proposals:

•	As to Proposal 1 regarding the amendment to our Articles of Incorporation, as amended, as disclosed in this proxy statement, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

An automated system administered by our transfer agent will tabulate votes cast by proxy at the Special Meeting, and the inspector of elections for the Special Meeting will tabulate votes cast in person at the Special Meeting.

What vote is required for the proposals?

Each share of our common stock entitles the holder to one vote on all matters to come before the Special Meeting. The following voting rights are associated with respect to the proposals:

•
The vote required of Integral stockholders for the approval of an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 150,000,000 to 250,000,000, is the approval of a majority of the outstanding common stock of the Company entitled to vote.

How will my shares be voted if I am a stockholder of record?

If you are a stockholder of record and do not vote via the Internet or by returning a signed proxy card, your shares will not be voted unless you attend the Special Meeting and vote your shares in person.

If you vote via the Internet and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our board of directors. Similarly, if you sign and submit your proxy card or voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of our board of directors.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called routine matters where your broker has discretionary voting authority over your shares. Brokers will have no such discretionary authority to vote on any of the proposals, because such proposals are not considered routine matters.

We encourage you to provide instructions to your brokerage firm by returning your voting instruction card. This ensures that your shares will be voted at the Special Meeting with respect to all of the proposals described in this proxy statement.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

What are the board’s recommendations?

The recommendations of our board of directors are set forth together with the description of each proposal in this proxy statement. In summary, our board of directors recommends a vote:

•	“FOR” the amendment to the Articles of Incorporation as described in Proposal 1.

How can I attend the Special Meeting?

You may attend the Special Meeting if you are listed as a stockholder of record as of October 24, 2016 and bring proof of your identity. If you hold your shares in street name through a broker or other nominee, you will need to provide proof that you are the beneficial owner of the shares by bringing either a copy of a brokerage statement showing your share ownership as of October 24, 2016, or a legal proxy if you wish to vote your shares in person at the Special Meeting. In addition to the items mentioned above, you should bring proof of your identity.

How can I vote my shares in person at the Special Meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the Special Meeting. If you choose to do so, please bring proof of your identity to the Special Meeting. Shares held in street name beneficially owned may be voted by you if you receive and present at the Special Meeting a proxy from your broker or nominee, together with proof of your identity. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted if you are unable or decide not to attend the Special Meeting. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you change your proxy instructions as described below.

How can I vote my shares without attending the Special Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet or by mail. Please refer to the summary instructions below, and if you request printed proxy materials, the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

•
By Internet—If you have Internet access, you may submit your proxy from any location in the world by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

•
By Mail—You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States.

Can I change my vote or revoke my proxy?

You may change your proxy instructions at any time prior to the vote at the Special Meeting. For shares held directly as the stockholder of record, you may accomplish this by granting another proxy that is properly signed and bears a later date, by sending a properly signed written notice to our Corporate Secretary or by attending the Special Meeting and voting in person. To revoke a proxy previously submitted through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you change your proxy instructions as described above. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee. All written notices should be addressed as follows: Integral Technologies, Inc., 2605 Eastside Park Road, Suite 1, Evansville, Indiana  47715, Attention: Corporate Secretary.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us.  In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person.  Such persons will receive no compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

Do I Have Dissenters’ Rights of Appraisal?

Company shareholders do not have appraisal rights under Nevada law or under its governing documents with respect to the matters to be voted upon at the Special Meeting.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will publish final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Special Meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

Certain of the Company’s officers and directors have an interest in this action as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our officers or directors have interests in this action that are different from or greater than those of any other of our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of October 24, 2016 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) our named executive officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Integral Technologies, Inc., 2605 Eastside Park Road, Suite 1, Evansville, Indiana  47715.

Name of Beneficial Owner	Number of Shares		Percentage (1)
Executive officers and directors:

Doug Bathauer	243,823	(2)	*
Bart Snell	786,000	(3)	*
James Eagan	1,100,000	(4)	*
Richard P. Blumberg	5,156,786	(5)	3.64%
Jeffrey Babka	90,000	(6)	*
Douglas Mathias	20,000	(7)	*
All Officers and Directors as a Group (6 persons)	7,396,609		5.19%

5% or greater holders:

None

___________________
*less than 1%

(1)	Based on 137,413,603 shares outstanding on October 24, 2016.

(3)	Consists of 243,823 common shares.

(3)	Consists of 36,000 common shares and 750,000 stock options.

(4)	Consists of 1,000,000 common shares, and 100,000 stock options.

(5)
Consists of 988,094 common shares and 4,168,692 share purchase warrants. Richard P. Blumberg has sole voting power with respect to 571,428 shares held directly and has shared voting power over 416,666 common shares.

(6)	Consists of 90,000 shares of unissued Restricted Shares of common stock.

(7)	Consists of 20,000 shares of unissued Restricted Shares of common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Beneficial ownership determined in this manner may not constitute ownership of such securities for other purposes or indicate that such person has an economic interest in such securities.

PROPOSAL 1

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 250,000,000

Background

Our Board of Directors has approved, subject to stockholder approval, an amendment to the Company’s Articles of Incorporation, as amended, substantially in the form attached hereto as Annex A, to effect an increase in the Company’s authorized shares of Common Stock from 150,000,000 to 250,000,000. We currently have authorized 150,000,000 shares of common stock, of which 137,413,603 shares of common stock are outstanding as of October 24, 2016.

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of Integral, the issuance of additional shares of common stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

As noted above, as of October 24, 2016, a total of 137,413,603 shares of our currently authorized 150,000,000 shares of common stock are outstanding. In addition, we currently have warrants to purchase an aggregate of 12,506,309 shares of common stock outstanding. As of October 24, we have $1,189,649 of convertible debt which is convertible into an aggregate of approximately 1,374,041 shares of common stock. The increase in the number of authorized but unissued shares of common stock would enable us, without further stockholder approval, to issue shares to holders of the options, notes and/or warrants upon the exercise and/or conversion of such securities. In addition, the increase in the number of authorized but unissued shares of common stock would enable us, without further stockholder approval, to issue shares from time to time as may be required for other proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us that may dilute the stock ownership or voting rights of persons seeking to obtain control of us, even if the persons seeking to obtain control of us offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Our board of directors is not aware of any attempt, or contemplated attempt, to acquire control of us and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of us, than they presently own, and will be diluted as a result of any issuances contemplated by us in the future.

The proposed amendment to the Articles of Incorporation, as amended, to increase the authorized Common Stock is set forth in Annex A.

Vote Required

Approval of the proposal for the amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock requires the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but abstentions will have the same effect as a negative vote on this proposal. If there are not sufficient votes to approve this proposal at the time of the meeting, such meeting may be adjourned in order to permit further solicitation of proxies by the Board of Directors. However, no proxy voted against this proposal will be voted in favor of an adjournment or postponement of the meeting to solicit additional votes in favor of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 250,000,000.

OTHER MATTERS

Integral has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, the Company will cancel your previously submitted proxy.

DELIVERY OF PROXY MATERIALS

The Company may satisfy SEC rules regarding delivery of proxy materials, including the proxy statement and Notice, by delivering a single Notice and, if applicable, a single set of proxy materials to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one Notice and, if applicable, a single set of proxy materials to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our Notice and/or other proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the Notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the Notice and, if applicable, other proxy materials, as requested, to a stockholder at a shared address to which a single copy of the Notice and/or other proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact the Company’s Investor Relations department at 2605 Eastside Park Road, Suite 1, Evansville, Indiana  47715 or by telephone at (812) 550-1770. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact your brokerage firm or bank.

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

Annex A

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
INTEGRAL TECHNOLOGIES, INC.
(a Nevada Corporation)

The undersigned, Chief Executive Officer of Integral Technologies, Inc. (the “Corporation”), does hereby certify as follows:

FIRST: The name of the corporation is:

INTEGRAL TECHNOLOGIES, INC.

SECOND:  The articles of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

FOURTH: CAPITAL  STOCK.  The  total  number of shares of all classes which the Corporation shall have authority to issue is 270,000,000, of which 20,000,000  shares  shall  be  Preferred  Shares, par value $0.001 per share, and 250,000,000 shall  be  Common  Shares,  par  value  $0.001  per share, and the designations, preferences, limitations, and relative rights of the shares of each class are as follows:

1.  Preferred  Shares:  The  Corporation  may  divide  and  issue  the Preferred  Shares  in  series.  Preferred Shares of each series when issued shall be designated to distinguish them from the shares of all other series. The Board of directors is hereby expressly vested with authority to divide  the  class of Preferred Shares into series and to fix and determine the  relative  rights  and  preferences of the shares of any such series so established to the full extent permitted by these Articles of Incorporation and  the  laws  of  the  State  of  Nevada  in  respect  of  the following:

a.  The number of shares to constitute such series, and the distinctive designations thereof;

b.  The  rate  and  preference  of dividends, if any, the time of payment  of  dividends,  whether dividends are cumulative and the date from  which  any  dividend  shall  accrue;

c.  Whether  shares  may  be  redeemed and, if so, the redemption price  and  the  terms  and  conditions  of  redemption;

d.  The  amount  payable  upon  shares  in  event  of involuntary liquidation;

e.  The  amount  payable  upon  shares  in  event  of  voluntary liquidation;

f.  Sinking  fund or other provisions, if any, for the redemption or  purchase  of  shares;

g.  The terms and conditions on which shares may he converted, if the  shares of any series are issued with the privilege of conversion;

h.  Special, conditional or limited voting powers, or no right to vote,  except  to  the  extent  prohibited by the laws of the State of Nevada;  and

i.  Any other relative rights and preferences of shares of such series including,  without  limitation, any restriction on an increase in the number  of  shares  of  any  series  theretofore  authorized  and  any limitation  or  restriction of rights or powers to which shares of any future  series  shall  be  subject.

2.  Common  Shares:

a.  The  rights  of holders of Common Shares to receive dividends or  share  in  the distribution of assets in the event of liquidation, dissolution,  winding  up  of  the affairs of the Corporation shall be subject  to  the  preferences, limitations, and relative rights of the Preferred  Shares  fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors of the Corporation providing  for  the  issuance  of  one or more series of the Preferred Shares.

b.  The  holders  of  the  Common Shares shall be entitled to one vote  for  each  share  of Common Shares held by them of record at the time  for  determining  the  holders  thereof  entitled  to  vote.

c.  Unless  otherwise  ordered  by  a  court  of  competent jurisdiction,  at  all  meetings  of  shareholders  a  majority of the Shareholders  entitled  to vote at such meeting, represented in person or  by  proxy,  shall  constitute  a  quorum.

d.  The shareholders, by vote or concurrence of a majority of the outstanding shares of the Corporation, or any class or series thereof, entitled  to  vote  on  the subject matter, may take any action which, except  for  this provision, would require a two-thirds vote under the Nevada  Revised Statutes.

THIRD:           The amendment of the articles of incorporation herein certified has been duly adopted by unanimous written consent of the Corporation’s Board of Directors and stockholders holding a majority of the outstanding shares of capital stock of the Corporation in accordance with the provisions of Section 78.315 and 78.320 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Corporation’s Articles of Incorporation, as amended, to be signed by the undersigned, its Chief Executive Officer, this ___ day of _______________, 2016.

INTEGRAL TECHNOLOGIES, INC.

Doug Bathauer
Chief Executive Officer

PROXY	INTEGRAL TECHNOLOGIES, INC.	PROXY

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 12, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned shareholder hereby appoints Doug Bathauer, as attorney and proxy for the undersigned, with the power to appoint his substitute, to represent and to vote all the shares of common stock of INTEGRAL TECHNOLOGIES, INC. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Special Meeting of Stockholders to be held at the Company’s premises at 2605 Eastside Park Road, Suite 1, Evansville, Indiana 47715 on November 12, 2016 at 10:00 a.m. Central and at any postponements or adjournments thereof, subject to the directions indicated on the reverse side hereof.

In his discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is made, this proxy will be voted “For” under Proposal 1.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Stockholders to be held November 12, 2016

The Proxy Statement to Stockholders is available at:
http://ir.electriplast.com/all-sec-filings

PROXY VOTING INSTRUCTIONS

INTERNET – Vote Your Proxy on the Internet: Go to http://ir.electriplast.com/all-sec-filings

MAIL – Vote Your Proxy by Mail: Mark, sign, and date your proxy card, and return it in the postage-paid envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1

Proposal 1 –	To amend the Company’s Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 150,000,000 to 250,000,000.

☐  FOR                ☐  AGAINST                ☐  ABSTAIN

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED PRE-PAID ENVELOPE.

Dated:

Signature(s) of Stockholder(s) Title

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.